Subscription Fees Advanced from One Investor	12 Months Ended
Jun. 30, 2024
Subscription Fees Advanced from One Investor [Abstract]
SUBSCRIPTION FEES ADVANCED FROM ONE INVESTOR

9 — SUBSCRIPTION FEES ADVANCED FROM ONE INVESTOR

Before June 30, 2020, Zhibao China issued redeemable preferred shares to one investor for its cash consideration of RMB 15 million. As of June 30, 2020, 6,521,739 Series Pre-A redeemable preferred shares of Zhibao China was issued and outstanding, which accounted for approximately 12.20% equity interest in Zhibao China.

During the IPO reorganization, such investor withdrew its equity interest in Zhibao China, planned to contribute the same amount of said withdrawn capital to Zhibao directly, and Zhibao planned to approve the issuance of shares to such investor for the consideration of RMB 15 million. The Company believed that it was appropriate to reflect the above transactions on a retroactive basis pursuant to ASC 260, Earnings Per Share. In addition, the proceeds received from such investor was recorded as liabilities in the account of “subscription fees advance from one investor’ as of June 30, 2022 and 2023.

On April 12, 2024, the Company entered into the agreement with such investor. Pursuant to the agreement, the Company settled this liability at the consideration of RMB 6,003,659, which was paid by Shanghai Xinhui Investment Consulting Co., Ltd, a related party (see Note 14). The difference between RMB 6,003,659 and the carrying amount of the liability was recognized as the gain on extinguishment of liability.